FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Current:
Deferred consideration	$ 131	$ 3
Foreign currency forward contracts	61	16
Other financial liabilities	137	105
Total current financial liabilities	329	124
Non-current:
Deferred consideration	1,115	953
Interest rate swaps	113	100
Foreign currency forward contracts	36	7
Inflation swaps	71	78
Other financial liabilities	509	18
Total non-current financial liabilities	$ 1,844	$ 1,156